Acquisitions, Development and Divestitures	12 Months Ended
Dec. 31, 2014
PPL Energy Supply LLC [Member]
Acquisitions, Development and Divestitures
4.	Acquisitions, Development and Divestitures

PPL Energy Supply from time to time evaluates opportunities for potential acquisitions, divestitures and development projects. Development projects are reexamined based on market conditions and other factors to determine whether to proceed with the projects, sell, cancel or expand them, execute tolling agreements or pursue other options. Any resulting transactions may impact future financial results.

Divestitures

Anticipated Spinoff of PPL Energy Supply

In June 2014, PPL and PPL Energy Supply executed definitive agreements with affiliates of Riverstone to combine their competitive power generation businesses into a new, stand-alone, publicly traded company named Talen Energy. Under the terms of the agreements, at closing, PPL will spin off to PPL shareowners a newly formed entity, Talen Energy Holdings, Inc. (Holdco), which at such time will own all of the membership interests of PPL Energy Supply and all of the common stock of Talen Energy. Immediately following the spinoff, Holdco will merge with a special purpose subsidiary of Talen Energy, with Holdco continuing as the surviving company to the merger and as a wholly owned subsidiary of Talen Energy and the sole owner of PPL Energy Supply. Substantially contemporaneous with the spinoff and merger, RJS Power will be contributed by its owners to become a subsidiary of Talen Energy. Following completion of these transactions, PPL shareowners will own 65% of Talen Energy and affiliates of Riverstone will own 35%. PPL will have no continuing ownership interest in, control of, or affiliation with Talen Energy and PPL’s shareowners will receive a number of Talen Energy shares at closing based on the number of PPL shares owned as of the spinoff record date. The spinoff will have no effect on the number of PPL common shares owned by PPL shareowners or the number of shares of PPL common stock outstanding. The transaction is intended to be tax-free to PPL and its shareowners for U.S. federal income tax purposes and is subject to customary closing conditions, including receipt of certain regulatory approvals by the NRC, FERC, DOJ and PUC. In addition, there must be available, subject to certain conditions, at least $1 billion of undrawn credit capacity under a Talen Energy (or its subsidiaries) revolving credit or similar facility. Any letters of credit or other credit support measures posted in connection with energy marketing and trading transactions at the time of the spinoff are excluded from this calculation.

On December 18, 2014, the FERC issued a final order approving, subject to certain market power mitigation requirements, the combination of the competitive generation assets to form Talen Energy. On January 27, 2015, PPL and an affiliate of RJS Power filed a joint response with the FERC accepting additional market power mitigation measures required for the FERC’s approval. PPL and RJS Power originally proposed divesting either of two groups of assets each having approximately 1,300 MW of generating capacity. PPL and RJS Power have agreed that within 12 months after closing of the transaction, Talen Energy will divest generating assets in one of the groups (from PPL Energy Supply’s existing portfolio, this includes either the Holtwood and Wallenpaupack hydroelectric facilities or the Ironwood facility), and limit PJM energy market offers from assets it would retain in the other group to cost-based offers.

The transaction is expected to close in the second quarter of 2015.

Following the announcement of the transaction to form Talen Energy, efforts were initiated to identify the appropriate staffing for Talen Energy and for PPL and its subsidiaries following completion of the spinoff. Organizational plans and staffing selections were substantially completed in 2014.

The new organizational plans identify the need to resize and restructure the organizations. As a result, during 2014, charges for employee separation benefits were recorded by PPL Energy Supply in “Other operation and maintenance” on the Statement of Income and in “Other current liabilities” on the Balance Sheet as follows.

Separation benefits	$16
Number of positions	112

The separation benefits incurred include cash severance compensation, lump sum COBRA reimbursement payments and outplacement services. Most separations and payment of separation benefits are expected to occur in 2015.

Additional employee-related costs to be incurred primarily include accelerated stock-based compensation and pro-rated performance-based cash incentive and stock-based compensation awards, primarily for PPL Energy Supply employees and for PPL employees who will become PPL Energy Supply employees in connection with the transaction. These costs will be recognized at the spinoff closing date. PPL and PPL Energy Supply estimate these additional costs will be in the range of $30 million to $40 million.

Discontinued Operations

Montana Hydro Sale

In November 2014, PPL Montana completed the sale to NorthWestern of 633 MW of hydroelectric generating facilities located in Montana for approximately $900 million in cash. The sale included 11 hydroelectric generating facilities and related assets.

Following are the components of Discontinued Operations in the Statements of Income for the years ended December 31.

	2014	2013	2012
PPL Energy Supply
Operating revenues	$117	$139	$154
Gain on the sale (pre-tax)	306
Interest expense (a)	9	12	10
Income (loss) before income taxes	332	49	73
Income (Loss) from Discontinued Operations	223	32	46

(a)	Represents allocated interest expense based upon the discontinued operations share of the net assets of PPL Energy Supply.

Upon completion of the sale, assets primarily consisting of $544 million of PP&E, net, and $14 million of Goodwill were removed from the Balance Sheet.

Other

To facilitate the sale of the Montana hydroelectric generating facilities discussed above, PPL Montana terminated, in December 2013, its operating lease arrangement related to partial interests in Units 1, 2 and 3 of the Colstrip coal-fired electric generating facility and acquired those interests, collectively, for $271 million. At lease termination, the existing lease-related assets on the balance sheet consisting primarily of prepaid rent and leasehold improvements were written off and the acquired Colstrip assets were recorded at fair value as of the acquisition date. PPL Energy Supply recorded a charge of $697 million ($413 million after-tax) for the termination of the lease included in “Loss on lease termination” on the 2013 Statements of Income. The $271 million payment is reflected in “Cash Flows from Operating Activities” on the 2013 Statements of Cash Flow.

Development

Hydroelectric Expansion Projects

In 2009, in light of the availability of tax incentives and potential federal loan guarantees for renewable projects contained in the American Recovery and Reinvestment Act of 2009, PPL Energy Supply received FERC approval to expand capacity at its Holtwood and Rainbow hydroelectric facilities. In 2013, the Rainbow hydroelectric redevelopment project in Great Falls, Montana, which increased total capacity to 63 MW, was placed in service. Also in 2013, the 125 MW Holtwood project was placed in service.

In 2014, the U.S. Department of Treasury awarded $56 million for the Rainbow hydroelectric redevelopment project and $108 million for the Holtwood hydroelectric project for Specified Energy Property in Lieu of Tax Credits. As a result of the receipt of the grants, PPL Energy Supply was required to recapture investment tax credits previously recorded of $60 million related to the Rainbow project and $117 million related to the Holtwood project. The impact on the financial statements for the receipt of the grants and recapture of investment tax credits was not significant for 2014, and will not be significant in future periods.

Bell Bend COLA

In 2008, a PPL Energy Supply subsidiary, PPL Bell Bend, LLC (PPL Bell Bend) submitted a COLA to the NRC for the proposed Bell Bend nuclear generating unit (Bell Bend) to be built adjacent to the Susquehanna plant.

Also in 2008, PPL Bell Bend submitted Parts I and II of an application for a federal loan guarantee for Bell Bend to the DOE. In February 2014, the DOE announced the first loan guarantee for a nuclear project in Georgia. Although eight of the ten applicants that submitted Part II applications remain active in the DOE program, the DOE has stated that the $18.5 billion currently appropriated to support new nuclear projects would not likely be enough for more than three projects. PPL Bell Bend submits quarterly application updates for Bell Bend to the DOE to remain active in the loan guarantee application process.

The NRC continues to review the COLA. PPL Bell Bend does not expect to complete the COLA review process with the NRC prior to 2018. PPL Bell Bend has made no decision to proceed with construction and expects that such decision will not be made for several years given the anticipated lengthy NRC license approval process. Additionally, PPL Bell Bend does not expect to proceed with construction absent favorable economics, a joint arrangement with other interested parties and a federal loan guarantee or other acceptable financing. PPL Bell Bend is currently authorized by PPL’s Board of Directors to spend up to $224 million on the COLA and other permitting costs necessary for construction. At December 31, 2014 and 2013, $188 million and $173 million of costs, which includes capitalized interest, associated with the licensing application were capitalized and are included on the Balance Sheets in noncurrent “Other intangibles.” PPL Energy Supply continues to support the Bell Bend licensing project with a near term focus on obtaining the final environmental impact statement. PPL Energy Supply placed the NRC safety review (which supports issuance of their final safety evaluation report, the other key element of the COLA) on hold in 2014, due to a lack of progress by the reactor vendor with respect to its NRC design certification process, which is a prerequisite to the COLA. PPL Bell Bend believes that the estimated fair value of the COLA currently exceeds the costs expected to be capitalized associated with the licensing application.